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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-25581                 06-1528493
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(State or other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


      800 Connecticut Avenue, Norwalk, Connecticut              06854
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              (Address of principal office)                   (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On July 24, 2003, priceline.com Incorporated announced its financial results for the fiscal quarter ended June 30, 2003. A copy of priceline.com's consolidated balance sheets at June 30, 2003 and December 31, 2002 and consolidated statements of operations for the three and six months ended June 30, 2003 and 2002 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

               99.1 Priceline.com consolidated balance sheets at June 30, 2003 and December 31, 2002 and consolidated statements of operations for the three and six months ended June 30, 2003 and 2002.

               99.2 Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on July 24, 2003 relating to its 2nd quarter ended June 30, 2003 earnings.

ITEM 9. REGULATION FD DISCLOSURE FURNISHED PURSUANT TO ITEM 12 DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 24, 2003, priceline.com Incorporated announced its financial results for the fiscal quarter ended June 30, 2003. A copy of priceline.com's press release announcing these financial results and certain other information is attached as Exhibit 99.2 to this Current Report on Form 8-K.

     The attached press release contains forward-looking statements relating to priceline.com's performance during 2003. A more thorough discussion of certain factors which may affect priceline.com's operating results is included in priceline.com's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003, and will also be included in priceline.com's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 to be filed with the Securities and Exchange Commission in the third quarter of 2003.

     In accordance with the procedural guidance in Securities and Exchange Commission Release No. 33-8216, the information in this report is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRICELINE.COM INCORPORATED


                                         By:   /s/ Jeffery H. Boyd
                                              ----------------------------------
                                               Name:  Jeffery H. Boyd
                                               Title: President and Chief
                                                      Executive Officer


Date: July 24, 2003

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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------
          99.1      Priceline.com consolidated balance sheets at June 30, 2003 and December 31, 2002 and consolidated statements of
                    operations for the three and six months ended June 30, 2003 and 2002.

          99.2 Press release (which includes a financial and statistical supplement and related information) issued by priceline.com
                    Incorporated on July 24, 2003 relating to its 2nd quarter ended June 30, 2003 earnings.